UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 27, 2016

Date of report (date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of principal executive offices) (Zip Code)

(303) 396-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of MusclePharm Corporation (the “Company”) was held on June 27, 2016. A total of 9,941,968 shares of the Company’s common stock were present at the meeting in person or by proxy, which represented 71% of the shares entitled to vote, and which constituted a quorum for the transaction of business. The matters presented for a vote and the related results are as follows:

1. Election of Directors

Proposal one was the election of four nominees to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, removal or death. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld
Ryan Drexler	4,063,856	942,559
Stacey Jenkins	4,066,935	939,480
Michael Doron	4,057,267	949,148
William Bush	4,051,131	955,284

Pursuant to the foregoing votes, the four nominees listed above were elected to serve on the Company’s Board of Directors for a one year term expiring at the 2017 annual meeting of stockholders. There were no additional director nominations brought before the Annual Meeting.

2. Ratification of the Independent Registered Public Accountants

Proposal two was the ratification of the appointment of EKS&H LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The results of the vote were as follows:

For	Against	Abstain
9,459,581	425,450	56,937

Pursuant to the foregoing vote, the ratification of EKS&H LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016 was approved.

3. Advisory, Non-Binding Vote on the Compensation of Named Executive Officers

Proposal three was the approval, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 13, 2016. The results of the vote were as follows:

For	Against	Abstain
4,353,622	649,338	3,455

Pursuant to the foregoing vote, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, was approved.

4. Advisory, Non-Binding Vote on the Frequency of Advisory Votes on the Compensation of the Company’s Named Executive Officers

Proposal four was the approval, on a non-binding, advisory basis, of the frequency of advisory votes on the compensation of the Company’s named executive officers. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain
4,490,253	130,098	10,312	375,752

Pursuant to the foregoing vote, on a non-binding, advisory basis, frequency of every year for future non-binding advisory votes on compensation of the Company’s named executive officers was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

By:	/s/ John Price
Name: John Price
Title: Chief Financial Officer

Date: June 29, 2016